Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Doug Croxall, hereby certifies, in his capacity as Chief Executive Officer of Crown Electrokinetics Corp. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Annual Report of the Company on Form 10-K for the year ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2023

/s/ Doug Croxall
Doug Croxall
Chief Executive Officer
(principal executive officer)

A signed original of this written statement required by Section 906 has been provided to Crown Electrokinetics Corp. and will be retained by Crown Electrokinetics Corp. and furnished to the Securities and Exchange Commission or its staff upon request.